$_______________                                           _______________, 2001


                            UNSECURED PROMISSORY NOTE

         FOR VALUE RECEIVED, ______________________, a Utah corporation and wholly owned subsidiary of Dynatec International, Inc. (the "Borrower"), promises to Sarkat International, L.L.C., a Utah limited liability company (the "Lender"), as follows:

         1. Principal and Interest. Borrower promises to pay to Lender or its order at1455 West 10400 South, South Jordan, Utah, in lawful money of the United States of America, the principal sum of ___________________________ Dollars ($________________) together with simple interest on the unpaid principal balance thereon from the date hereof up to and including the Maturity Date (as defined below) at the rate of eight and one/half percent (8.5%) per annum and the Lender's Premium (as defined below).

         2. Nature of Indebtedness. This Promissory Note (the "Note") is for payment of cash advanced by Lender to Borrower (the "Loan") exclusively to enable Borrower to purchase from the manufacturer thereof certain inventory identified on Exhibit A attached hereto (the "Inventory"). The advance of the borrowed funds shall be accomplished by direct payment, via wire transfer, by Lender to the manufacturer identified on Exhibit A attached hereto, and according to the wire transfer instructions set forth thereon. As an inducement to Lender to make the Loan, in addition to the payment of interest on the outstanding principal balance as set forth above, Borrower shall pay Lender, on or before the Maturity Date, twelve and one-half percent (12.5%) of the principal amount of this Note (the "Lender's Premium"). No part of the proceeds of this Note shall be or have been used for personal, family, household, or consumer purposes.

         3. Identification of Purchasers of Inventory. Concurrent with Borrower's shipment of any orders for the Inventory, Borrower shall provide to Lender a copy of Borrower's invoice (an "Invoice") for each purchaser of such Inventory, which Invoice shall include the customer's name, address, detailed list of the items from the Inventory to be purchased, and total amount due Borrower under such Invoice.

         4.  Consent of Secured  Lender.  As a condition  precedent  to Lender's advancement of the principal amount of this Note and Borrower's obligations under this Note, Borrower shall provide written consent in form satisfactory to Borrower and its counsel, from Wells Fargo Business Credit, Inc. ("Wells Fargo"), acknowledging that Lender is extending the Loan, and acknowledging and, to the extent necessary, consenting to the Loan and the granting by Borrower of a purchase money security interest in the Inventory, and waiving or subordinating any interest of Wells Fargo Business Credit, Inc. in or to the Inventory and the proceeds thereof.

         5. Repayment. Unless paid in full pursuant to the terms of this Note on an earlier date, the entire unpaid principal balance and accrued and unpaid interest shall be due and payable in full one hundred eighty (180) days from the date hereof (the "Maturity Date"). Prior to the Maturity Date, Borrower shall pay outstanding principal, accrued interest and the Lender's Premium during the term of this Note as follows: Within three business (3) days after Borrower's

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receipt of any  advance of loan funds  from  Wells  Fargo made  possible  by any increase in Borrower's borrowing availability from Wells Fargo as a result of the expansion of Borrower's accounts receivable from sales of the Inventory, Borrower shall pay to Lender out of such loan advance amount the full amount of the principal and accrued interest under this Note, and the Lender's Premium, provided there are sufficient loan advance funds to do so.

         6. Events of Default. An Event of Default shall occur if any of the following events shall occur:

             a.  Failure to pay  Lender,  in  accordance  with  Section 5, after
Borrower's receipt of and loan advance funds from Wells Fargo if such loan advance funds are attributable to an increase in Borrower's borrowing availability resulting from sales of the Inventory;

             b. Failure to pay Lender the outstanding principal balance, accrued interest thereon, and all Lender's Premiums on or before the Maturity Date;

             c. Filing by Borrower of a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, adjustment, readjustment of debts or any other relief under the Bankruptcy Code as amended or any insolvency act or law, state or federal, now or hereafter existing;

             d. Filing of an involuntary petition against Borrower in bankruptcy or seeking reorganization, arrangement, readjustment of debts or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged;

             e. All or any substantial part of the property of Borrower shall be condemned, seized or otherwise appropriated or custody or control of such property shall be assumed by any governmental agency or any court of competent jurisdiction and shall be retained for a period of thirty (30) days; or

             f. There is a material default in any term, condition, or covenant hereof, or the Security Agreement executed by the parties in connection herewith.

         7. Remedies. Upon default by Borrower as defined above and if Borrower fails to cure such default within fifteen (15) business days after written notice thereof from Lender, Lender may declare the entire unpaid balance (including any Lender's Premium arising from sales for which Borrower has received payment in full), to be immediately due and payable without presentment, demand, protest or other notice of any kind. To the extent permitted by law, Borrower waives any rights to presentment, demand, protest, or notice of any kind in connection with this Note. No failure or delay on the part


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of Lender in exercising any right,  power, or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege provided at law, in equity, or by contract. The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies. Borrower agrees to pay all costs of collection incurred by reason of the default, including court costs, and reasonable attorney's fees, including such expenses incurred before legal action or bankruptcy proceedings, during the pendency thereof, and continuing to all such expenses in connection with appeals to high courts arising out of matters associated herewith.

         8. Waivers. Borrower and any other person who have obligations under this Note waive the rights of presentment, notice of dishonor, notice of protest and notices of every other kind and nature. Borrower also waives any defense based upon an election of remedies.

         9. General Provisions. This Note shall be binding upon Borrower, its successors and assigns. Nothing set forth herein or in any instrument, agreement or writing made or given in connection herewith shall create an agency or partnership relationship between Borrower and Lender. Time is of the essence hereof.

         10. Governing Law; Jurisdiction; Venue. This Note and all acts and transactions hereunder and all rights and obligations of Lender and Borrower shall be governed by, and construed in accordance with, the laws of the State of Utah, without regard to its conflict of laws principles. Any undefined term used in this Note that is defined in the Utah Uniform Commercial Code shall have the meaning assigned to that term in the Utah Uniform Commercial Code. As a material part of the consideration to Lender to enter into this Note, Borrower (i) agrees that all actions and proceedings relating directly or indirectly hereto shall at Lender's option, be litigated in courts located within Utah, and that the exclusive venue therefor shall be, at Lender's option, Salt Lake County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by persona delivery of any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

         11. Usury. Borrower acknowledges and agrees that the agreement to pay to Lender the Lender's Premium is not usurious under Utah law.

         12. Entire Agreement in Writing. This written agreement, and any other documents executed in connection herewith, are the final expression of the agreement and understanding of Borrower and Lender with respect to the general subject matter hereof and supersede any previous understanding, negotiations or discussions, whether written or oral. This written agreement, and any other documents executed in connection herewith, may not be contradicted by evidence of any alleged oral agreement.


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         DATED as of the date first above written.

                                       --------------------------.
                                       a Utah corporation


                                       By:
                                           -------------------------------------
                                       Its:
                                           -------------------------------------


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                                    EXHIBIT A

                                    Inventory
                                    ---------





                        Name and Address of Manufacturer
                        --------------------------------




                   Wire Transfer Instructions for Manufacturer
                   -------------------------------------------

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